Prospectus, Jan. 26, 1998
Revised July 20, 1998


Stein Roe Advisor Young Investor [service mark] Fund

The investment objective of Advisor Young Investor Fund is to provide long-term capital appreciation. Advisor Young Investor Fund invests all of its net investable assets in SR&F Growth Investor Portfolio, a portfolio of SR&F Base
Trust that has the same investment objective and substantially the same investment policies as Advisor Young Investor Fund. The investment experience of Advisor Young Investor Fund will correspond to Growth Investor Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors) Advisor Young Investor Fund also has an educational objective. It seeks to provide education and insight about mutual funds.

Advisor Young Investor Fund is a multi-class series of Stein Roe Advisor Trust and SR&F Growth Investor Portfolio is a series of SR&F Base Trust. Each Trust is an open-end management investment company. This prospectus relates only to Class A shares of Advisor Young Investor Fund. For information on Class K shares, please call Retirement Services at (800) 322-1130 or Advisor/Broker Services at
(800) 322-0593.

This prospectus contains information you should know before investing in Advisor Young Investor Fund. Please read it carefully and retain it for future reference. Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

A Statement of Additional Information dated Jan. 26, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference.
The Statement of Additional Information and most recent financial statements may be obtained without charge by calling (800) 426-3750.

Class A shares are offered at net asset value. Class A shares are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within three years after purchase. See How to Purchase Shares.

NOT FDIC INSURED            MAY LOSE VALUE
                            NO BANK GUARANTEE

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                   Page
Summary................................2
Fee Table..............................3
The Fund...............................6
Investment Policies....................6
Performance Information................6
Risks and Investment Considerations ...7
Investment Restrictions ...............7
Portfolio Investments and Strategies...8
Net Asset Value ......................10
How to Purchase Shares................11
How to Sell (Redeem) Shares ..........13
Distributions and Income Taxes........15
Management ...........................15
Organization and Description of
  Shares..............................17
Master Fund/Feeder Fund: Structure
  and Risk Factors....................18
For More Information .................19


SUMMARY

Stein Roe Advisor Young Investor Fund ("Advisor Young Investor Fund") is a series of Stein Roe Advisor Trust ("Advisor Trust"), an open-end management investment company organized as a Massachusetts business trust. (See The Fund and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of Advisor Young Investor Fund are not qualified for sale.

Investment Objective and Policies. The investment objective of Advisor Young Investor Fund is to provide long-term capital appreciation by investing in common stocks and other equity-type securities that the Adviser believes to have long-term appreciation potential. Advisor Young Investor Fund invests all of its net investable assets in SR&F Growth Investor Portfolio ("Growth Investor Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor Young Investor Fund. Growth Investor Portfolio invests primarily in securities of companies that are believed to have above-average growth prospects, many of which affect the lives of young people.

In addition to the investment objective and policies, Advisor Young Investor Fund also has an educational objective. It seeks to provide education and insight about mutual funds, basic economic principles, and personal finance through a variety of educational materials prepared and paid for by Advisor Young Investor Fund.

Advisor Young Investor Fund is designed to be appropriate for growth-oriented investors of all ages. Its focus on companies that affect the lives of young people and its educational objective and materials may make it especially appropriate for young people and investors for whom education is an important objective.

For a more detailed discussion of the investment objective and policies, please see Investment Policies and Portfolio
Investments and Strategies. There is, of course, no guarantee that Advisor Young Investor Fund or Growth
Investor Portfolio will achieve their common investment objective.

Investment Risks. Advisor Young Investor Fund is designed for long-term investors who desire to participate in the stock market and places an emphasis on companies that are believed to have above-average growth prospects, many of which affect the lives of young people. These investors can accept more investment risk and volatility than the stock market in general but want less investment risk and volatility than aggressive capital appreciation funds. Growth Investor Portfolio may invest in foreign securities, which may entail a greater degree of risk than investing in securities of domestic issuers. Please see Investment Restrictions and Risks and Investment Considerations for further information.

Purchases and Redemptions. Class A shares of Advisor Young
Investor Fund are available through your full-service financial service firm ("FSF"). For information on purchasing and redeeming Advisor Young Investor Fund shares, please see How to Purchase Shares, How to Sell (Redeem)
Shares, and Management--Distributor.

Management and Fees.  Stein Roe & Farnham Incorporated (the
"Adviser") is investment adviser to Growth Investor
Portfolio. In addition, it provides administrative services to Advisor Young Investor Fund and Growth Investor Portfolio.
For a description of the Adviser and these service arrangements, see Management.


FEE TABLE

Expenses are one of several factors to consider when investing in Advisor Young Investor Fund. The following tables summarize your maximum transaction costs and annual expenses for an investment in each class of shares of Advisor Young Investor Fund. See Management for more complete descriptions of the various costs and expenses of Advisor Young Investor Fund.

Shareholder Transaction Expenses1, 2
                                           Class A
Maximum Initial Sales Charges
  (as a % of offering price)...........   ..None
Maximum Contingent Deferred Sales Charge
  (as a % of offering price)3...............2.00%4
_________________
1. For accounts less than $1,000 an annual fee of $10 may be deducted. See How to Purchase Shares.
2. Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.
3. Does not apply to reinvested dividends.
4. A 1.00% contingent deferred sales charge applies to purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See How to Purchase Shares.

Estimated Annual Operating Expenses
                                          Class A
Management and Administrative Fee .........0.80%
12b-1 Fees ................................0.30%
Other Expenses.............................0.55%
Total Operating Expenses ..................1.65%

Example.
You would pay the following expenses on a $1,000 investment in Class A shares assuming 5% annual return.

Example 1 (assumes redemption at end of period):

            Class A
Period:
1 Year      $  37
3 Years        72
5 Years        90
10 Years      195

Example 2 (assumes no redemption at end of period):

            Class A
Period:
1 Year      $  17
3 Years        52
5 Years        90
10 Years      195

The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in Advisor Young Investor Fund. The Fee Table reflects the combined expenses of both Advisor Young Investor Fund and Growth Investor Portfolio. Anticipated Total Operating Expenses for Class A shares of Advisor Young Investor Fund are annualized projections based upon current administrative fees and management fees. Other Expenses are estimated amounts for the current fiscal year. The figures assume that the percentage amounts listed under Estimated Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gains distributions are reinvested in additional shares.

Advisor Young Investor Fund pays the Adviser an administrative fee based on its average daily net assets and Growth Investor Portfolio pays the Adviser a management fee based on its average daily net assets. The trustees of Advisor Trust have considered whether the annual operating expenses of Advisor Young Investor Fund, including its share of the expenses of Growth Investor Portfolio, would be more or less than if Advisor Young Investor Fund invested directly in the securities held by Growth Investor Portfolio. The trustees concluded that Advisor Young Investor Fund's expenses would not be materially greater in such case.

The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

Because Advisor Young Investor Fund pays a 12b-1 fee, long-term investors in Advisor Young Investor Fund may pay more over long periods of time in distribution expenses than the maximum front-end sales charges permitted by the NASD. For further information on Advisor Young Investor Fund's 12b-1 fee, see Management--Distributor or call your financial representative.


THE FUND

Stein Roe Advisor Young Investor Fund ("Advisor Young
Investor Fund") is a multi-class series of Advisor Trust, which is an open-end management investment company authorized to issue shares of beneficial interest in separate series.

Rather than invest in securities directly, Advisor Young Investor Fund seeks to achieve its investment objective by using the "master fund/feeder fund structure." Under that structure, a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. (See Master Fund/Feeder Fund:
Structure and Risk Factors.) Advisor Young Investor Fund invests all of its net investable assets in SR&F Growth Investor Portfolio ("Growth Investor Portfolio"), which is a series of SR&F Base Trust ("Base Trust").

Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management services to Growth Investor Portfolio and administrative services to Advisor Young Investor Fund and Growth Investor Portfolio.


INVESTMENT POLICIES

The investment objective of Advisor Young Investor Fund is to provide long-term capital appreciation. Advisor Young Investor Fund invests all of its net investable assets in Growth Investor Portfolio, which has the same investment objective and investment policies substantially similar to Advisor Young Investor Fund. Growth Investor Portfolio seeks to achieve this objective by investing primarily in common stocks and other equity-type securities that, in the opinion of the Adviser, have long-term appreciation potential.

Under normal circumstances, at least 65% of the total assets of Growth Investor Portfolio will be invested in securities of companies that, in the opinion of the Adviser, directly or through one or more subsidiaries, affect the lives of young people. Such companies may include companies that produce products or services that young people use, are aware of, or could potentially have an interest in. Although Growth Investor Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), it may invest up to 35% of its total assets in debt securities.

Further information on investment techniques that may be employed by Growth Investor Portfolio and the risks associated with such techniques may be found under Risks and Investment Considerations and Portfolio Investments and
Strategies in this prospectus and in the Statement of Additional Information.

In addition to the investment objective and policies, Advisor
Young Investor Fund also has an educational objective.
Advisor Young Investor Fund seeks to educate its shareholders by providing educational materials regarding personal finance and investing as well as materials on the Fund and its portfolio holdings.


PERFORMANCE INFORMATION

The total return from an investment in a class of shares of Advisor Young Investor Fund is measured by the distributions received, plus or minus the change in the net asset value per share for a given period, assuming reinvestment of all distributions on Class A shares and the contingent deferred sales charges applicable to the time period quoted. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value. When the Fund compares the total return of its shares to those of other mutual funds or relevant indices, its total return may be computed without reflecting any sales charges so long as the sales charge is stated separately in connection with the comparison.

Comparison of the class's total return with alternative investments should consider differences between the class and the alternative investments, the periods and methods used in calculation of the return being compared including the inclusion of initial or contingent deferred sales charges, and the impact of taxes on alternative investments. Of course, past performance is no guarantee of future results. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.

The performance of Class A may be compared to various indices. Performance and quotations from various publications may be included in sales literature and advertisements.

Advisor Young Investor Fund invests all of its net investable assets in Growth Investor Portfolio, which has the same investment objective and substantially the same investment policies as Advisor Young Investor Fund. Advisor Young Investor Fund commenced operations on Feb. 14, 1997, but until Jan. 26, 1998, offered only the shares that are now designated Class K shares. The historical performance of Class A shares of Advisor Young Investor Fund for all periods are based on the performance of Growth Investor Portfolio, restated to reflect the sales charges, 12b-1 fees and other expenses applicable to the class as set forth in the Fee Table, without giving effect to any fee reimbursements described therein and assuming reinvestment of dividends and capital gains. Historical performance as restated should not be interpreted as indicative of Advisor Young Investor Fund's future performance. Had Class A shares been outstanding, the average annual returns for Class A shares as of Sept. 30, 1997 and Dec. 31, 1997 would have been as follows:

                          Sept. 30     Dec. 31
         1 year            24.00%      23.91%
         3 years           33.26       32.83
         Inception (April
          ( 29, 1994)      29.81       28.85

RISKS AND INVESTMENT CONSIDERATIONS

Advisor Young Investor Fund is designed for long-term investors who desire to participate in the stock market and places an emphasis on companies that are believed to have above-average growth prospects, many of which affect the lives of young people. These investors can accept more investment risk and volatility than the stock market in general but want less investment risk and volatility than aggressive capital appreciation funds. Growth Investor Portfolio usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries, but this does not eliminate all risk. It will not, however, invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. There can be no guarantee that Advisor Young Investor Fund or Growth Investor Portfolio will achieve its objective. Advisor Young Investor Fund also has an educational objective. It seeks to provide education and insight about mutual funds, basic economic principles, and personal finance through a variety of educational materials prepared and paid for by Advisor Young Investor Fund.

Growth Investor Portfolio may invest up to 35% of its total assets in debt securities. Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Growth Investor Portfolio may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

Growth Investor Portfolio may invest up to 25% of its total assets in foreign securities. For purposes of this limit, foreign securities exclude American Depositary Receipts
(ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person. Investment in foreign securities may represent a greater degree of risk (including risk related to exchange rate fluctuations, tax provisions, exchange and currency controls, and expropriation of assets) than investment in securities of domestic issuers. Other risks of foreign investing include less complete financial information on issuers, different accounting, auditing and financial reporting standards, different settlement practices, less market liquidity, more market volatility, less developed and regulated markets, and greater political instability. In addition, various restrictions by foreign governments on investments by nonresidents may apply, including imposition of exchange controls and withholding taxes on dividends, and seizure or nationalization of investments owned by nonresidents. Foreign investments also tend to involve higher transaction and custody costs.

Further information on investment techniques that may be employed by Growth Investor Portfolio may be found under Portfolio Investments and Strategies.


INVESTMENT RESTRICTIONS

Each of Advisor Young Investor Fund and Growth Investor
Portfolio is diversified as that term is defined in the Investment Company Act of 1940.

Neither Advisor Young Investor Fund nor Growth Investor Portfolio may invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of the investment portfolio, and does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities. This restriction also does not prevent Advisor Young Investor Fund from investing all of its assets in shares of another investment company (such as Growth Investor Portfolio) having the identical investment objective under a master/feeder structure.
---------
/1/ A repurchase agreement involves a sale of securities to Growth Investor Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, Growth Investor Portfolio could experience both losses and delays in liquidating its collateral.
---------

Neither Advisor Young Investor Fund nor Growth Investor Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. Advisor Young Investor Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

While Advisor Young Investor Fund and Growth Investor Portfolio may not make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. Advisor Young Investor Fund and Growth Investor Portfolio may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor the aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings less proceeds receivable from sales of portfolio securities exceed 5% of total assets.

Growth Investor Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

The policies summarized in the second, third, and fourth paragraphs under this section and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies of Advisor Young Investor Fund and Growth Investor Portfolio and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of Advisor Young Investor Fund and Growth Investor Portfolio is nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval. All of the investment restrictions are set forth in the Statement of Additional Information.


PORTFOLIO INVESTMENTS AND STRATEGIES

Debt Securities. A debt security is an obligation of a borrower to make payments of principal and interest to the holder of the security. To the extent Growth Investor Portfolio invests in debt securities, such holdings will be subject to interest rate risk and credit risk. Interest rate risk is the risk that the value of a portfolio will fluctuate in response to changes in interest rates. Generally, the debt component of a portfolio will tend to decrease in value when interest rates rise and increase in value when interest rates fall. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. Investments in debt securities are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. Securities rated within the fourth highest grade may possess speculative characteristics. If the rating of a security held by Growth Investor Portfolio is lost or reduced below investment grade, Growth Investor Portfolio is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether it should continue to hold the security. When the Adviser considers a temporary defensive position advisable, Growth Investor Portfolio may invest without limitation in high-quality fixed income securities, or hold assets in cash or cash equivalents.

Foreign Securities. Growth Investor Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, Growth Investor Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments.

In connection with the purchase of foreign securities, Growth Investor Portfolio may enter into foreign currency forward and futures contracts to hedge the currency risk in settlement of a particular security transaction or relative to the entire portfolio. A forward contract to purchase an amount of foreign currency sufficient to pay the purchase price of securities at settlement date involves the risk that the value of the foreign currency may decline relative to the value of the dollar prior to the settlement date. This risk is in addition to the risk that the value of the foreign security purchased may decline. Growth Investor Portfolio also may enter into foreign currency contracts as a hedging technique to limit or reduce exposure of the entire portfolio to currency fluctuations. In addition, Growth Investor Portfolio may use options and futures contracts, as described below, to limit or reduce exposure to currency fluctuations.

Convertible Securities. By investing in convertible securities, Growth Investor Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities are frequently rated investment grade, Growth Investor Portfolio also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher-quality convertible securities, and may be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tend to be more important than other factors in the purchase of convertible securities.

Lending Portfolio Securities; When-Issued and Delayed-Delivery Securities. Growth Investor Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. Growth Investor Portfolio may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information. Growth Investor Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time Growth Investor Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. Growth Investor Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

Short Sales Against the Box. Growth Investor Portfolio may sell short securities it owns or has the right to acquire without further consideration, using a technique called selling short "against the box." Short sales against the box may protect Growth Investor Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. Growth Investor Portfolio does not expect to commit more than 5% of its net assets to short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

Derivatives. Consistent with its objective, Growth Investor Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. Growth Investor Portfolio does not expect to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuations, Growth Investor Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. Growth Investor Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, Growth Investor Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when Growth Investor Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

Portfolio Turnover. Although Growth Investor Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.)


NET ASSET VALUE

Advisor Young Investor Fund determines the net asset value of its shares as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time or 4:00 p.m., eastern time) by dividing the difference between the value of its assets and liabilities allocable to that class by the number of shares of that class outstanding. Growth Investor Portfolio allocates net asset value, income, and expenses to Advisor Young Investor Fund and any other of its feeder funds in proportion to their respective interests in Growth Investor Portfolio.

Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value of Advisor Young Investor Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time or 4:00 p.m., eastern time.

Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.


HOW TO PURCHASE SHARES

Shares of each class of Advisor Young Investor Fund are offered continuously. Orders for a class received in good order prior to the time at which Advisor Young Investor Fund values the shares of that class (or placed with a FSF before such time and transmitted by the FSF before Advisor Young Investor Fund processes that day's share transactions or at such other times as agreed by the parties) will be processed based on that day's closing net asset value for the class, plus any applicable initial sales charge.


With respect to all accounts other than UGMA, UTMA and Education IRA accounts, the initial purchase minimum per account is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Fundamatic program (as discussed in the Statement of Additional Information) is $50, and the minimum initial investment for a retirement account sponsored by Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Adviser, is $25. Advisor Young Investor Fund may refuse any purchase order for its shares. See How to Sell (Redeem) Shares and the Statement of Additional Information for more information.


Class A Shares. Class A shares are offered at net asset value. On purchases of less than $1 million, the Distributor pays the FSF a commission of 2.00%. On purchases of $1 million or more, the Distributor pays the FSF a cumulative commission as follows:

Amount Purchased   Commission
First $3,000,000     1.00%
Next $2,000,000      0.50
Over $5,000,000      0.251
_______________________
1. Paid over 12 months but only to the extent the shares remain outstanding.

In determining the commission applicable to a new purchase under the above schedule, the amount of the current purchase is added to the current value of shares previously purchased and still held by an investor. If a purchase results in an account having a value from $1 million to $5 million, then the shares purchased will be subject to a 1.00% contingent deferred sales charge payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

Purchases of $1 million to $5 million are subject to a 1.00% contingent deferred sales charge payable to the Distributor on redemptions within 18 months from the first day of the month following the purchase. The contingent deferred sales charge does not apply to the excess of any purchase over $5 million.

Purchases of less than $1 million are subject to a contingent deferred sales charge of 2.00% if the shares are redeemed within three years from the first day of the month following the month in which the purchase was accepted.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments (including initial sales charges, if any) in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally older shares will be redeemed first. This may mean that the shares redeemed will be those closest to being outside the period in which the contingent deferred sales charge is in effect. See the Statement of Additional Information for more information.

FSFs may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation for FSFs which have made or may make significant sales. See the Statement of Additional
Information for more information.

Special Purchase Programs. Advisor Young Investor Fund allows certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. The programs are described in the Statement of Additional Information under Purchases and Redemptions-- Special Purchase Programs/Investor Services.

Conditions of Purchase. Each purchase order for Advisor Young Investor Fund must be accepted by an authorized officer of the Distributor or its authorized agent and is not binding until accepted and entered on the books of Advisor Young Investor Fund. Advisor Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Advisor Trust or of Advisor Young Investor Fund's shareholders.

To reduce the volume of mail you receive, only one copy of certain Materials, such as prospectuses and shareholder reports, will be mailed to your household (same address). Please call 800-322-0593 if you wish to receive additional copies free of charge.

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account call (800) 345-6611.
Some services are described in the attached account application. A Shareholder's Manual explaining all available services will be provided upon request.

With respect to all accounts other than UGMA, UTMA and Education IRA accounts, in June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer
Agent) in connection with certain retirement plan accounts.
(See Purchases and Redemptions--Special Purchase
Programs/Investor Services in the Statement of Additional
Information.)


HOW TO SELL (REDEEM) SHARES

Selling Shares Directly to Advisor Young Investor Fund. You may redeem all or a portion of your shares by submitting a written request, in English, in good order. Send a signed letter of instruction to the Transfer Agent. The sale price is the net asset value (less any contingent deferred sales charge) next determined after receipt of your redemption request in good order. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
(800) 345-6611

Selling Shares through FSFs. FSFs must receive requests prior to the time at which Advisor Young Investor Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent, and may charge for this service. Your FSF may be closed on days when the NYSE is open. As a result, prices for shares may be significantly affected on days when you have no access to your FSF to sell shares. If you wish to sell shares through your FSF, please contact it for instructions.

Exchange Privilege. For a period of 90 days following the purchase of Class A shares of Advisor Young Investor Fund, exchanges at net asset value may be made among Class A shares of Colonial Municipal Money Market Fund or Colonial Government Money Market Fund (or its successor). Thereafter, exchanges at net asset value may be made among Class A shares of any other fund that is a series of Advisor Trust or of most funds advised by Colonial Management Associates, Inc. or distributed by the Distributor, each an affiliate of the Adviser. A contingent deferred sales charge, if any, continues to apply to the exchanged shares. For more information on the Colonial Funds, see your financial adviser or call (800) 426-3750. Not all Advisor Trust Funds offer Class A shares. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exchanging into another fund, you should obtain the prospectus for the fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made. Advisor Young Investor Fund reserves the right to suspend, limit, modify, or terminate the exchange privilege (including the telephone exchange privilege) or its use in any manner by any person or class.
Advisor Young Investor Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the investment portfolio in accordance with the investment objective or otherwise harm
Advisor Young Investor Fund or its remaining shareholders.

Shares will continue to age without regard to the exchange for the purpose of determining the contingent deferred sales charge, if any, upon redemption.

An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange into a fund with a higher sales charge, after which an exchange is made at the net asset value next determined. Exchanges of Class A shares are not subject to the contingent deferred sales charge. However, if shares received in the exchange are redeemed within three years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Telephone Transactions. Shareholders and/or their financial advisers are automatically eligible to exchange shares and redeem shares up to $50,000 by calling (800) 422-3737 any business day between 10:00 a.m., central time (or 9:00 a.m., eastern time) and the time as of which Advisor Young Investor Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. Generally, other than as set forth herein, you will be limited to four telephone exchange round-trips per year, and Advisor Young Investor Fund may refuse requests for telephone exchanges in excess of four round-trips.

Advisor Trust reserves the right to terminate at any time and without prior notice the use of the telephone exchange by any person or class of persons. Advisor Trust believes that use of the telephone exchange by investors utilizing market-timing strategies adversely affects the Advisor Trust Funds. Therefore, regardless of the number of telephone exchange round-trips made by an investor, Advisor Trust generally will not honor requests for telephone exchanges by shareholders identified by Advisor Trust as "market-timers" if the officers of the Trust determine the order not to be in the best interests of the Trust or its shareholders. Advisor Trust generally identifies as a "market-timer" an investor whose investment decisions appear to be based on actual or anticipated near-term changes in the securities markets rather than other investment considerations.

The Transfer Agent employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine. If Advisor Young Investor Fund and/or the Transfer Agent does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his/her financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching Advisor Young Investor Fund at the toll free number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under How to Sell (Redeem) Shares. The Transfer Agent and Advisor Young Investor Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.

General Redemption Policies. Shares of Advisor Young Investor Fund may be sold on any day the NYSE is open, either directly with Advisor Young Investor Fund or through your FSF. Advisor Trust will pay redemption proceeds (less any applicable contingent deferred sales charge) as soon as practicable, generally within seven days after proper instructions are received. However, for shares recently purchased by check, Advisor Young Investor Fund will delay sending proceeds for 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds. Advisor Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

The price at which your redemption order will be executed is the net asset value next determined after receipt of your redemption request in good order by Advisor Young Investor Fund. (See Net Asset Value.) Because the redemption price you receive depends upon Advisor Young Investor Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares, may result in a realized capital gain or loss and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information.


DISTRIBUTIONS AND INCOME TAXES

Distributions. Income dividends are declared and paid annually. Advisor Young Investor Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. Advisor Young Investor Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

All income dividends and capital gains distributions on shares of Advisor Young Investor Fund will be reinvested in additional shares of the same class of Advisor Young Investor Fund unless you elect to have distributions paid by check. Reinvestment normally occurs on the payable date. Regardless of your election, distributions of $10 or less will not be paid by check to the shareholder, but will be reinvested in additional shares of the same class of Advisor Young Investor Fund at net asset value. If you have elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.
To change your election, call the Transfer Agent for instructions.

Income Taxes. For federal income tax purposes, Advisor Young Investor Fund is treated as a separate taxable entity distinct from the other series of Advisor Trust. Advisor Young Investor Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gains that is distributed to shareholders.

Generally distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions to plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans.

The Taxpayer Relief Act of 1997 (the "Act") reduced from 28% to 20% the maximum tax rate on long-term capital gains. This reduced rate generally applies to securities held for more than 18 months and sold after July 28, 1997, and securities held for more than one year and sold between May 6, 1997 and July 29, 1997.

If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested.

This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor.


MANAGEMENT

Trustees and Investment Adviser. The Board of Trustees of Advisor Trust and the Board of Trustees of Base Trust have overall management responsibility for Advisor Young Investor Fund and Growth Investor Portfolio, respectively. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since Advisor Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of Advisor Young Investor Fund and Growth Investor Portfolio and other feeder funds investing in Growth Investor Portfolio that share a common Board of Trustees with Advisor Trust and Base Trust.

The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of Growth Investor Portfolio and the business affairs of Advisor Young Investor Fund, Growth Investor Portfolio, Advisor Trust, and Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

Portfolio Managers. Erik P. Gustafson and David P. Brady have been portfolio managers of Growth Investor Portfolio since its inception in 1997 and had managed its predecessor since Feb. 1995 and Mar. 1995, respectively. As of Sept. 30, 1997, Messrs. Gustafson and Brady were responsible for co-managing $1.2 billion and $475 million in mutual fund net assets, respectively. Mr. Gustafson is a senior vice president of the Adviser and Mr. Brady is a vice president of the Adviser. Before joining the Adviser, Mr. Gustafson was an attorney with Fowler, White, Burnett, Hurley, Banick & Strickroot from 1989 to 1992. He holds a B.A. from the University of Virginia (1985) and M.B.A. and J.D. degrees from Florida State University (1989). Mr. Brady, who joined the Adviser in 1993, was an equity investment analyst with State Farm Mutual Automobile Insurance Company from 1986 to 1993. A chartered financial analyst, Mr. Brady earned a B.S. in Finance, graduating Magna Cum Laude, from the University of Arizona (1986), and an M.B.A. from the University of Chicago (1989).

Fees and Expenses. The Adviser is entitled to receive a monthly administrative fee from Advisor Young Investor Fund, computed and accrued daily, at an annual rate of 0.20% of the first $500 million of average net assets, 0.15% of the next $500 million, and 0.125% thereafter; and a monthly management fee from Growth Investor Portfolio, computed and accrued daily, at an annual rate of 0.60% of the first $500 million of average net assets, 0.55% of the next $500 million, and 0.50% thereafter. However, as noted above under Fee Table, the Adviser may voluntarily undertake to reimburse Advisor Young Investor Fund for a portion of its operating expenses and its pro rata share of Growth Investor Portfolio's operating expenses. For the fiscal year ended Sept. 30, 1997, Advisor Young Investor Fund's administrative fee, in addition to the pro rata portion of Growth Investor Portfolio's management fees, was 0.00% of average net assets, after the fee waiver.

Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to Advisor Young Investor Fund and Growth Investor Portfolio including computation of net asset value and calculation of its net income and capital gains and losses on disposition of assets.

In addition, the Adviser is free to make additional payments out of its own assets to promote the sale of shares of Advisor Young Investor Fund.

Portfolio Transactions. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts for Growth Investor Portfolio. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent and Shareholder Services. Colonial Investors Service Center, Inc. ("Transfer Agent"), P.O. Box 1722, Boston, MA 02105-1722, an indirect subsidiary of Liberty Financial, is the agent of Advisor Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

Some FSFs that maintain nominee accounts with Advisor Young Investor Fund for their clients who are Fund shareholders may be paid a fee by the Transfer Agent for shareholder servicing and accounting services they provide with respect to the underlying Fund shares.


Distributor. The shares of Advisor Young Investor Fund are offered for sale through Liberty Funds Distributor, Inc.
The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111-2621; however, all Fund correspondence (including purchase and redemption orders) should be mailed to Colonial Investors Service Center, Inc., the Transfer Agent, at P.O. Box 1722, Boston, Massachusetts 02105-1722.


The trustees of Advisor Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plan"). The Plan provides that, as compensation for personal service and/or the maintenance of shareholder accounts, the Distributor receives from Advisor Young Investor Fund a service fee at an annual rate not to exceed 0.25% of the Fund's net assets attributed to Class A shares. The Plan also provides that, as compensation for expenses related to the promotion and distribution of shares of Advisor Young Investor Fund including its expenses related to the sale and promotion of Advisor Young Investor Fund shares, the Distributor receives from Advisor Young Investor Fund a distribution fee at an annual rate not exceeding 0.10% of the average net assets attributed to Class A shares. At this time, the Distributor has voluntarily agreed to limit the Class A distribution fee to 0.05% annually. The Distributor may terminate this voluntary limitation without shareholder approval. The Distributor generally pays this compensation to institutions that distribute Advisor Young Investor Fund shares and provide services to Advisor Young Investor Fund and its shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by Advisor Young Investor Fund during any year may be more or less than the cost of distribution or other services provided to Advisor Young Investor Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative sales charges paid.

Custodian. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for Advisor Young Investor Fund and Growth Investor Portfolio. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)


ORGANIZATION AND DESCRIPTION OF SHARES

Advisor Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated July 31, 1996, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Advisor Trust's shareholders or its trustees. Advisor Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, ten series are authorized and outstanding.

Under Massachusetts law, shareholders of a Massachusetts business trust such as Advisor Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Advisor Trust or any particular series shall look only to the assets of Advisor Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Advisor Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Advisor Trust was unable to meet its obligations.

The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Advisor Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

As a business trust, Advisor Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.

MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

Advisor Young Investor Fund, an open-end management investment company, seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of Advisor Young Investor Fund. The initial shareholder of Advisor Young Investor Fund approved this policy of permitting Advisor Young Investor Fund to act as a feeder fund by investing in Growth Investor Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objective, policies, and restrictions of Advisor Young Investor Fund and Growth Investor Portfolio. The management and expenses of both Advisor Young Investor Fund and Growth Investor Portfolio are described under Fee Table and Management. Advisor Young Investor Fund bears its proportionate share of Portfolio expenses.

The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

Growth Investor Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that Advisor Young Investor Fund and other investors in Growth Investor Portfolio will each be liable for all obligations of Growth Investor Portfolio that are not satisfied by the Portfolio. However, the risk of Advisor Young Investor Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and Growth Investor Portfolio itself was unable to meet its obligations. Accordingly, the trustees of Advisor Trust believe that neither Advisor Young Investor Fund nor its shareholders will be adversely affected by reason of Advisor Young Investor Fund's investing in Growth Investor Portfolio.

The Declaration of Trust of Base Trust provides that Growth
Investor Portfolio will terminate 120 days after the withdrawal of Advisor Young Investor Fund or any other investor in Growth Investor Portfolio, unless the remaining investors vote to agree to continue the business of Growth
Investor Portfolio.  The trustees of Advisor Trust may vote
Advisor Young Investor Fund's interests in Growth Investor
Portfolio for such continuation without approval of Advisor
Young Investor Fund's shareholders.

The common investment objective of Advisor Young Investor Fund and Growth Investor Portfolio is nonfundamental and may be changed without shareholder approval. The fundamental policies of Advisor Young Investor Fund and the corresponding fundamental policies of Growth Investor Portfolio can be changed only with shareholder approval. Class A shareholders may incur a contingent deferred sales charge if they redeem shares in response to a change in investment objective.

If Advisor Young Investor Fund, as a Portfolio investor, is requested to vote on a proposed change in fundamental policy of Growth Investor Portfolio or any other matter pertaining to Growth Investor Portfolio (other than continuation of the business of Growth Investor Portfolio after withdrawal of another investor), Advisor Young Investor Fund will solicit proxies from its shareholders and vote its interest in Growth Investor Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Advisor Young Investor Fund shareholders. Advisor Young Investor Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all Growth Investor Portfolio investors. If other investors hold a majority interest in Growth Investor Portfolio, they could have voting control over Growth Investor Portfolio.

In the event that Growth Investor Portfolio's fundamental policies were changed so as to be inconsistent with those of Advisor Young Investor Fund, the Board of Trustees of Advisor Trust would consider what action might be taken, including changes to Advisor Young Investor Fund's fundamental policies, withdrawal of Advisor Young Investor Fund's assets from Growth Investor Portfolio and investment of such assets in another pooled investment entity, or the retention of another investment adviser. Any of these actions would require the approval of Advisor Young Investor Fund's shareholders. Advisor Young Investor Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of Advisor Young Investor Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to Advisor Young Investor Fund. Should such a distribution occur, Advisor Young Investor Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for Advisor Young Investor Fund and could affect the liquidity of Advisor Young Investor Fund.

Each investor in Growth Investor Portfolio, including Advisor Young Investor Fund, may add to or reduce its investment in Growth Investor Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in Growth Investor Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in Growth Investor Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in Growth Investor Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of Growth Investor Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in Growth Investor Portfolio by all investors in Growth Investor Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in Growth Investor Portfolio as of the close of business.

Base Trust may permit other investment companies and/or other institutional investors to invest in Growth Investor Portfolio, but members of the general public may not invest directly in Growth Investor Portfolio. Other investors in Growth Investor Portfolio are not required to sell their shares at the same public offering price as Advisor Young Investor Fund and might incur different administrative fees and expenses than Advisor Young Investor Fund. Therefore, Advisor Young Investor Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in Growth Investor Portfolio. Investment by such other investors in Growth Investor Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the Portfolio's operating expenses as a percentage of its net assets. Conversely, large-scale redemptions by any such other investors in Growth Investor Portfolio could result in untimely liquidations of Growth Investor Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of Growth Investor Portfolio as a percentage of its net assets. As a result, Growth Investor Portfolio's security holdings may become less diverse, resulting in increased risk.

Growth Investor Portfolio commenced operations in Feb. 1997 when Stein Roe Young Investor Fund, a mutual fund that, together with its corporate predecessor, had invested directly in securities since 1958, converted into a feeder fund by investing all of its assets in the Portfolio. Currently Stein Roe Young Investor Fund, which is a series of Stein Roe Investment Trust, is the only other investment company investing in Growth Investor Portfolio. Information regarding any investment company that may invest in Growth Investor Portfolio in the future may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling (800) 338-2550. The Adviser may provide administrative or other services to one or more of such investors.


FOR MORE INFORMATION

For more information about Advisor Young Investor Fund, call
(800) 345-6611.